KEYPORT ADVISOR
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED FEBRUARY 27, 2004
TO
PROSPECTUS DATED DECEMBER 31, 2003

This supplement contains information about the Liberty All-Star Equity Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Fund and liquidate it. The Fund currently is scheduled to be liquidated on April 23, 2004. Effective immediately, you may transfer your investment in the corresponding Sub-account to any other Sub-account available under your Contract, and that transfer will not count as one of the 12 transfers allowed annually under your Contract. On the date of the Fund's liquidation, if you still have an investment in the corresponding Sub-account it will be transferred to the Liberty Money Market Sub-account.

Client Service Hotline
800-367-3653

Distributed by:
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

KA.SUP	2/04